UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Earliest Event Reported: July 6, 2000

                           LAHAINA ACQUISITIONS, INC.
             (Exact Name of Registrant as specified in its Charter)

                          Commission File No. 0-27480

      Colorado                                                     84-1325695
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  (State or other jurisdiction                                (I.R.S Employer
of incorporation or organization)                           Identification No.)

                        5895 Windward Parkway, Suite 220
                           Alpharetta, Georgia 30005
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          (Address of Principal Executive Offices, including Zip Code)

                                 (770) 754-6140
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report)

                                   Copies to:

                           Robert E. Altenbach, Esq.
                                 Kutak Rock LLP
                                   Suite 2100
                           235 Peachtree Street, N.E.
                             Atlanta, Georgia 30303
                                 (404) 222-4600

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

     This is Amendment No. 3 to the Registrant's current report on Form 8-K that was originally filed with the commission on July 14, 2000. The Registrant filed Amendment No. 1 to the original current report on July 24, 2000 to provide more specifics to the original filing and filed Amendment No. 2 to provide additional information on September 27, 2000. This Amendment No. 3 is being filed to provide additional information.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     As reported in an 8-K about Changes in Registrant's Certifying Accountants, the Registrant has held discussions with various accounting firms about becoming the Registrant's principal accountant. The registrant has engaged Tauber & Balser, P.C. as Lahaina Acquisitions, Inc.'s independent certifying accountants. The decision to engage Tauber & Balser, P.C. was approved by the board of directors of Lahaina Acquisitions, Inc.


ITEM 5.   OTHER EVENTS

     Effective December 19, 2000, John P. Cappadona was elected as a director of
Lahaina  Acquisitions,   Inc.,  replacing  Sherry  Sagemiller  who  resigned  as
director.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Lahaina Acquisitions, Inc.
                                                (REGISTRANT)


Dated:  December 27, 2000                        /s/  L. Scott Demerau
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                                                 L. Scott Demerau, President and
                                                 Chief Executive Officer